                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                               SEPTEMBER 26, 2000

                              AMRESCO CAPITAL TRUST
             (Exact name of registrant as specified in its charter)


      TEXAS                         1-14029                       75-2744858
 (State or other                  (Commission                   (IRS employer
 jurisdiction of                  file number)               identification no.)
incorporation or
  organization)

                       700 NORTH PEARL STREET, SUITE 1900
                               DALLAS, TEXAS 75201
              (Address and zip code of principal executive offices)

               Registrant's telephone number, including area code:
                                 (214) 953-7700

               ---------------------------------------------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

        On September 26, 2000, the shareholders of AMRESCO Capital Trust approved the liquidation and dissolution of the Company under the terms and conditions of a plan of liquidation and dissolution which had previously been approved by the Company's Board of Trust Managers.

        Prior to the opening of the market on September 27, 2000, the Registrant issued a press release announcing the results of the shareholders' vote on the liquidation and dissolution proposal. Additionally, the Company announced the timing and amount of its first liquidating distribution pursuant to the plan of liquidation and dissolution. A copy of this press release is attached hereto as
Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                (c) EXHIBITS

                    The following Exhibits are filed herewith:

                    99.1    Press Release dated September 27, 2000.



                            [SIGNATURE PAGE FOLLOWS]

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     AMRESCO CAPITAL TRUST


                                     By: /s/ THOMAS R. LEWIS II
                                        ----------------------------------------
                                        Thomas R. Lewis II
                                        Senior Vice President and Chief
                                        Financial Officer

Date: October 4, 2000

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                                  EXHIBIT INDEX


EXHIBIT
  NO.             DESCRIPTION
-------           -----------
99.1*             Press Release dated September 27, 2000.


*  filed herewith